EXHIBIT 32a
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Commercial Metals Company (the “Company”) on Form 10-K for the period ended August 31, 2006 (the “Report”), I, Murray R. McClean, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
      (1) The Report fully complies with the requirements of Section 13(a) or15(d) of the Securities Exchange Act of 1934, as amended; and
      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ Murray R. McClean

Murray R. McClean
President and Chief Executive Officer
Date: November 6, 2006